                                                                     EXHIBIT 4.3

              IRREVOCABLE CUSTODY AGREEMENT AND POWER OF ATTORNEY
                                      FOR
                         SALE OF SHARES OF COMMON STOCK
                                       OF
                      CREATIVE MASTER INTERNATIONAL, INC.


Carl Ka Wing Tong
as Attorney-in-Fact
(the "Attorney-in-Fact")
and Jersey Transfer and Trust Co.
as Custodian (the "Custodian")

Dear Sir:

     The undersigned stockholder (the undersigned is referred to herein as the "Selling Stockholder") of Creative Master International, Inc., a Delaware corporation (the "Company"), understands that it is contemplated that the Company will sell certain shares of the Company's common stock (the "Common Stock") to certain underwriters to be named in the underwriting agreement referred to below (the "Underwriters"), represented by Cruttenden Roth Incorporated, as representative of the Underwriters (the "Representative"), and that the undersigned will grant the Underwriters an over-allotment option to purchase from the undersigned certain shares of Common Stock, all of which shares are proposed to be offered to the public in an underwritten public offering (the "Offering"). The undersigned also understands that, in connection with the Offering, the Company has filed a Registration Statement on Form SB-2 (No. 333-65929), as amended (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") to register the shares of Common Stock to be offered under the Securities Act of 1933, as amended (the "Act"). All share amounts in the Registration Statement (including the shares shown as being offered by the undersigned) reflect a proposed three-for-four reverse stock split to be effected by the Company prior to completion of the Offering.

Appointment of Attorney-in-Fact.
-------------------------------

     In connection with the foregoing, and intending to be legally bound, the undersigned hereby appoints Carl Ka Wing Tong the Attorney-in-Fact and agent of the undersigned, with full power and authority in the name of, and for and on behalf of the undersigned to take any and all of the following actions:

                                       1.

     (a) to negotiate, execute and deliver an underwriting agreement (the "Underwriting Agreement"), to be entered into among the Company, the Selling Stockholders and the Representative, containing such terms, conditions and provisions as agreed to by the Company, the Attorney-in-Fact on behalf of the Selling Stockholders and the Representative on behalf of the Underwriters. The Underwriting Agreement to which the undersigned will become a party will contain, among other things, provisions substantially to the following effect:
(i) representations and warranties from each Selling Stockholder relating to certain matters regarding the Company and to the effect that such Selling Stockholder has full authority to sell the shares, to be sold by such Selling Stockholder to the Underwriters, free and clear of any adverse claim or defect in title and without the necessity of any approvals or consents from any person, entity or governmental authority (other than those that have been obtained prior to such Selling Stockholder's execution hereof), (ii) an agreement by each Selling Stockholder to indemnify the Underwriters against liabilities and related expenses arising out of the Offering, and (iii) covenants requiring the Selling Stockholder, under circumstances where the foregoing indemnity agreement is applicable but held to be unenforceable, to make an equitable contribution to the aggregate liability and expense which would have been covered by such indemnity agreement. The Attorney-in-Fact is authorized to agree with the Representative as to the initial public offering price of the shares of Common Stock to be sold by the undersigned and the underwriting discount and nonaccountable expense allowance applicable thereto. The Attorney-in-Fact is also authorized to complete such Underwriting Agreement and to make such changes therein and additions or amendments thereto as the Attorney-in-Fact acting in his sole discretion shall approve (the execution thereof by the Attorney-in-Fact to be conclusive evidence of the approval by the Attorney-in-Fact of the Underwriting Agreement and any changes, additions or amendments thereto);

     (b) to do all things necessary to grant to the Underwriters an over-allotment option to purchase up to the "Maximum Number of Option Shares" of Common Stock (as set forth on the signature page hereof) at the same price and underwriting discounts and commissions and nonaccountable expense allowance applicable to the shares of Common Stock to be sold by the Company to the Underwriters, and to sell to the Underwriters, pursuant to the Underwriting Agreement, up to the Maximum Number of Option Shares of Common Stock held by the undersigned (which number may be fewer than the Maximum Number of Option Shares) at a purchase price per share to be determined in accordance with this Irrevocable Custody Agreement and Power of Attorney and the Underwriting Agreement;

     (c) to execute stock powers and give such orders and instructions to the Custodian or any other person as the Attorney-in-Fact in his sole discretion may determine, including, without limitation, orders and instructions for the following: (i) the transfer of the shares on the books of the Company and its transfer agent in order to effect such sale (including the names in which new certificates for such shares are to be issued and the denominations thereof),
(ii) the delivery to or for the account of the Underwriters of the certificates for the shares to be sold against receipt by the Custodian of the purchase price to be paid therefor, (iii) the receipt of, giving of receipts for, and the remittance to the undersigned of the proceeds from any sale of

                                       2.

such shares, less the applicable underwriting discount and nonaccountable expense allowance and the undersigned's share, if any, of any fees, expenses or transfer taxes which the Attorney-in-Fact shall determine to be properly payable by the undersigned, and (iv) the return to the undersigned of one or more new certificates representing the number of shares of Common Stock, if any, represented by certificates deposited with the Custodian, which are in excess of the number of shares sold by the undersigned to the Underwriters;

     (d) to take such actions as may be necessary or appropriate to file amendments or supplements to the Registration Statement if the Company should decide to file such amendments or supplements and to join with the Company in withdrawing the Registration Statement if the Company should decide to withdraw such registration;

     (e) to retain expense legal counsel to represent the undersigned in connection with any and all matters referred to herein;

     (f) to incur any necessary or appropriate expense in connection with the sale of the shares and to agree upon the allocation among the undersigned and any other selling stockholders of the expenses of the Offering to be borne by the selling stockholders, including the undersigned; and

     (g) to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including without limitation (i) communications to the Commission (including but not limited to a request or requests for acceleration of the effective date of the Registration Statement and representations to the Commission concerning the reasons for the sale of the shares by the undersigned and familiarity of the undersigned with the Registration Statement and any amendments or supplements thereto and the absence of material adverse information concerning the Company), (ii) communications to state commissions or officers administering state securities laws and others (including consents to service of process), and (iii) certificates and other documents required to be delivered by or on behalf of the undersigned pursuant to the Underwriting Agreement or necessary or convenient to the consummation of the transactions contemplated thereby, including amendments to the Underwriting Agreement, and in general to do or cause to be done all things and to take all action, which the Attorney-in-Fact in his sole discretion may consider necessary or proper in connection with or to carry out and comply with all terms and conditions of the Underwriting Agreement and the sale of shares to the Underwriters contemplated thereby, but not inconsistent herewith or with the Underwriting Agreement, as fully as could the undersigned if personally present and acting.

     The undersigned acknowledges that Carl Ka Wing Tong is Chairman of the Board, President and Chief Executive Officer of the Company.

                                       3.

     The certificates deposited herewith, this Irrevocable Custody Agreement and Power of Attorney and all power and authority conferred hereby are granted and conferred subject to the interests of the Underwriters and the Company; in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Irrevocable Custody Agreement and Power of Attorney, this Irrevocable Custody Agreement and Power of Attorney is coupled with an interest and all power and authority conferred hereby is irrevocable and is not subject to termination by the undersigned or by operation of law, whether by the death, disability or incapacity of any individual Selling Stockholder, by the termination of any trust or estate (if the undersigned is executing this Irrevocable Custody Agreement and Power of Attorney in his (or her) or its capacity as a trustee or an executor), or, in the case of a corporation or partnership, by the dissolution of such corporation or partnership, or by the occurrence of any other event or events, except as expressly stated herein, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination. If the undersigned should die or become disabled or incapacitated, or if any such estate or trust should be terminated, or if any such corporation or partnership should be dissolved, or if any other event should occur, before the delivery of the shares to be sold by the undersigned under the Underwriting Agreement, certificates for such shares and any funds to the extent required shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this instrument; and actions taken by the Attorney-in-Fact and Custodian pursuant to this Irrevocable Custody Agreement and Power of Attorney, shall be as valid as if such death, disability, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian and Attorney-in-Fact shall have received notice of such death, incapacity, termination, dissolution or other event.

     The Attorney-in-Fact for the undersigned shall have full power to make and substitute any attorney-in-fact in his place and stead, and the undersigned hereby ratifies and confirms all that the Attorney-in-Fact or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one of said Attorney-in-Fact, or his substitute or substitutes.

Custody Agreement
-----------------

     The undersigned hereby appoints Jersey Transfer and Trust Co. as Custodian. The Custodian shall have the full power to make and substitute any custodian in his place and stead. All actions hereunder may be taken by the Custodian, or his substitute or substitutes. The Company shall pay all fees and expenses of the Custodian.

     For the purposes hereof, the undersigned hereby delivers to the Custodian certificates (the "Certificates") in negotiable and properly deliverable form, endorsed or with stock powers attached and with signatures guaranteed by a national bank or trust company or by a member firm of the New York Stock Exchange, Inc., representing shares of Common Stock. The Certificates are to be held by the Custodian for the account of the undersigned and are to be

                                       4.

disposed of by the Custodian in accordance with this instrument. If the undersigned is a trust, it has also delivered herewith duly certified extracts of any applicable provisions of the trust agreement authorizing it to enter into this Irrevocable Custody Agreement and Power of Attorney and authorizing a trustee or other valid representative of trust to execute the assignment(s) or stock power(s).

     The Custodian is hereby authorized and directed to hold the Certificates deposited herewith in custody and, at the time of consummation of any sale of shares to the Underwriters under the Underwriting Agreement, the Custodian is
(i) to take all necessary action to cause the transfer agent for the Company's stock (a) to cancel the Certificates delivered herewith (b) to prepare one or more new certificates for the shares to be sold to the Underwriters under the Underwriting Agreement in such denominations and registered in such name or names as the Representative may request and to record such transfer on the books of the Company and (c) to prepare a new certificate for the balances, if any, of the shares which are to be returned to the undersigned; (ii) to deliver the shares to be sold to the Underwriters to the Representative for the accounts of the Underwriters against payment for such shares; (iii) to give receipt for such payment and to deposit the same to his account as Custodian; (iv) to draw upon such account to pay (a) such costs and expenses as the Custodian deems appropriate, and (b) all required stock transfer taxes required to be paid in respect of shares sold as herein provided; and (v) to remit to the undersigned as soon as practicable the balance, after deducting the amounts set forth in clauses (iv)(a) and (iv)(b) above, of the amount received by the Custodian as payment for the shares sold to the Underwriters.

     The total number of shares of Common Stock to be sold pursuant to the Underwriting Agreement shall be determined solely by the Company and the Representative. The exact number of shares of Common Stock to be sold by the undersigned shall be determined, subject to the maximum number specified herein, solely by the Attorney-in-Fact, in his discretion.

     At such time as the shares deposited herewith are no longer subject to sale to the Underwriters under the Underwriting Agreement, the Custodian shall promptly return to the undersigned, at the undersigned's address set forth below, upon written request to do so by the undersigned, certificates representing the number of shares of Common Stock, if any, represented by the Certificates deposited, which are in excess of the number of shares sold by the undersigned to the Underwriters.

     Until payment of the purchase price for the shares to be sold by the undersigned to the Underwriters has been made to the Custodian by or on behalf of the Underwriters, the undersigned shall remain the owner of such shares and shall have the right to vote such shares and all other shares of Common Stock, if any, represented by the Certificates deposited, and to receive all dividends and distributions, if any, thereon.

                                       5.

     It is understood that the Custodian assumes no responsibility or liability to any person other than to deal with the Certificates deposited herewith and the proceeds from the sale of the shares in accordance with the provisions of this Power of Attorney and Custody Agreement. It is furthe understood that, in performing any of its duties hereunder, the Custodian shall not incur any liability to anyone for any damages, losses or expenses except for willful default or negligence, and its shall accordingly not incur any such liability with respect (i) to any action taken or omitted in good faith upon advice of its counsel or counsel for the Company given with respect to any questions relating to the duties and responsibilities of the Custodian under this Power of Attorney and Custody Agreement, or (ii) to any action provided for herein, not only as to its due execution and the validity and effectiveness of its provision but also as to the truth and accuracy of any information contained therein, which the Custodian shall in good faith believe to be genuine, to have assigned or presented by a person or persons and to conform with the provisions of this Power of Attorney and Custody Agreement, and the undersigned agrees to indemnify and hold the Custodian harmless from any and all loss, claim, damage, liability or expense (including, without limitation, all fees and expenses of counsel) with respect to anything done by the Custodian in good faith in accordance with the foregoing instructions.

     The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction required or permitted under, or otherwise respecting this Power of Attorney and Custody Agreement, given to the Custodian.

     All notices to the undersigned relating to the proposed Offering shall be duly made if given in writing and mailed first-class, postage prepaid, or telecopied, telegraphed or hand-delivered to the Attorney-in-Fact and the Custodian at:

If to the Attorney-in-Fact:

                     Carl Ka Wing Tong
                     Creative Master International, Inc.
                     18 Bedford Rd., Taikoktsui
                     Kowloon, Hong Kong
                     Telecopier: (852) 789-1737

If to the Custodian:

                     Jersey Transfer and Trust Co.
                     201 Bloomfield Avenue
                     P. O. Box 36
                     Verona, NJ  07044
                     Telecopier:  (973) 239-2361

     The undersigned hereby represents and warrants that (i) all authorizations, approvals and consents necessary for the execution and delivery of this Irrevocable Custody Agreement and

                                       6.

Power of Attorney and the Underwriting Agreement and the sale and delivery of the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement have been obtained and are in full force and effect, (ii) the undersigned has the full right, power and authority to enter into, execute and deliver this Irrevocable Custody Agreement and Power of Attorney and the Underwriting Agreement to sell and to transfer and deliver the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement, and all authorizations, approvals and consents necessary to carry out the foregoing (other than effectiveness of the Registration Statement and state securities laws approvals) have been obtained by the undersigned and are in full force and effect, and each constitutes or will constitute a valid and binding agreement of the undersigned and is enforceable against the undersigned in accordance with the terms hereof and thereof, (iii) good and valid title to such shares, free and clear of all claims, equities, security interests, liens, encumbrances and community property rights, will be delivered to the Underwriters, (iv) the execution and delivery of the Underwriting Agreement and the sale and delivery of shares by the undersigned thereunder will not result in a breach or default by the undersigned under any agreement or instrument to which the undersigned is a party or by which it is bound, (v) on the Closing Date (as defined in the Underwriting Agreement), all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the shares to be sold by the undersigned to the several Underwriters under the Underwriting Agreement will have been fully paid or provided for by the undersigned and all laws imposing such taxes will have been fully complied with, (vi) all information with respect to the undersigned provided in writing to the Company by or on behalf of the undersigned expressly for use in the Registration Statement and the Prospectus (as those terms are defined in the Underwriting Agreement) (a) complied and will comply with all applicable provisions of the Act and the rules and regulations thereunder, (b) contains and will contain all statements required to be stated therein in accordance with the Act and the rules and regulations thereunder, and (c) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (vii) other than as permitted by the Act and the rules and regulations thereunder, the undersigned has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the shares. The undersigned has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares, and (viii) none of the proceeds received by the undersigned from the sale of the shares will be paid to a member of the National Association of Securities Dealers, Inc. or any affiliate of such member. The undersigned agrees that the Attorney-in-Fact and such law firm as the Attorney-in-Fact may choose to represent the Selling Stockholder are entitled to rely on the representations made herein by the undersigned together with any other certificates, documents, agreements or letters delivered by the undersigned in connection with the transactions contemplated by the Underwriting Agreement.

                                       7.

     The attention of the undersigned is directed to the rules of the Commission which prohibit the Selling Stockholder from bidding for or purchasing any shares of the Common Stock, or attempting to induce anyone else to purchase any such shares, or taking any other action which might tend to stabilize or raise the price of the shares of Common Stock, until the distribution of Common Stock pursuant to the Registration Statement has been completed.

     If the Underwriting Agreement has not been executed on or prior to January 15, 1998, then the Custodian shall return to the undersigned all Certificates delivered herewith, at the undersigned's address set forth below, and this Irrevocable Custody Agreement and Power of Attorney shall immediately terminate by the undersigned giving written notice of such termination to the Attorney-in-Fact, subject, however, to all lawful action done or performed by the Attorney-in-Fact pursuant to this Irrevocable Custody Agreement and Power of Attorney.

     This Irrevocable Custody Agreement and Power of Attorney may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     Receipt by the Attorney-in-Fact of executed counterparts of this Irrevocable Custody Agreement and Power of Attorney, or any stock certificate deposited hereunder, shall constitute acceptance by the Attorney-in-Fact of the authorizations herein conferred and evidence the agreement of the Attorney-in-Fact to carry out and to perform this Irrevocable Custody Agreement and Power of Attorney in accordance with the provisions hereof.

     The validity, enforceability, interpretation and construction of this Irrevocable Custody Agreement and Power of Attorney shall be determined in accordance with the laws of the State of California and shall inure to the benefit of, and this Irrevocable Custody Agreement and Power of Attorney shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

     The undersigned hereby agrees that any and all controversies or disputes arising in connection with this Irrevocable Custody Agreement and Power of Attorney and the transactions contemplated hereby may be brought in any state or federal court located in the County of Los Angeles, State of California. By its signature to this Irrevocable Custody Agreement and Power of Attorney, the undersigned irrevocably submits to the nonexclusive jurisdiction of said courts in any legal action or proceeding relating hereto and the transactions contemplated hereby.

     If any word, phrase, clause, portion or provision of this Irrevocable Custody Agreement and Power of Attorney shall be held or deemed to be, or shall in fact be, inoperative or unenforceable as applied in any particular case or circumstance in any applicable jurisdiction or jurisdictions because it conflicts with any other provision hereof, or any constitution, statute or rule of public policy, or for any other reason, such eventuality shall not render any of the aforesaid inoperative or unenforceable in any other case or circumstance, or render any one or more or combination of any words, phrases, clauses, portions or provisions herein inoperative,

                                       8.

or unenforceable to any extent whatsoever.

     The undersigned hereby ratifies and confirms all that the Attorney-in-Fact and Custodian shall do by virtue hereof.

                                       9.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement on this ___ day of December 1998.

* (NOTE: The Selling Stockholder's signature must be guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange.)

                              Signature:



                              __________________________________________________
                              Please sign exactly as your name appears on your stock certificate.

                              Name and address to which notices and funds shall be sent (please print or type)

                              --------------------------------------------------
                              (Name)


                              --------------------------------------------------
                              (Street)


                              --------------------------------------------------
                              (City)     (State)        (Zip)


Number of Shares of Common       Maximum Number of Option Shares of
Stock Represented by             Common Stock to be sold to the
Certificates Deposited:          Underwriters:  320,000 Shares (pre-split)/*/
__________ Shares (pre-split)/*/


Accepted and agreed to as
of the date first written
above:

JERSEY TRANSFER AND TRUST CO., as Custodian


By:_______________________________________

/*/ 240,000 shares after giving effect to a three-for-four reverse stock split to be effected in December 1998 as reflected in the Registration Statement.

                                      10.

     Carl Ka Wing Tong hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Custody Agreement and Power of Attorney, and agrees to abide by and act in accordance with the terms of said Agreement.


Dated:  December __, 1998



                              -------------------------------------------
                              CARL KA WING TONG

                                      11.

                         IRREVOCABLE CUSTODY AGREEMENT
                                      FOR
                         SALE OF SHARES OF COMMON STOCK
                                       OF
                      CREATIVE MASTER INTERNATIONAL, INC.


Jersey Transfer and Trust Co.
as Custodian (the
"Custodian")


Dear Sir:

     The undersigned stockholder of Creative Master International, Inc., a Delaware corporation (the "Company"), understands that it is contemplated that the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders are referred to herein as the "Selling Stockholders") and the Company will sell certain shares of the Company's common stock (the "Common Stock"), to certain underwriters to be named in the underwriting agreement referred to below (the "Underwriters"), represented by Cruttenden Roth Incorporated, as representative of the Underwriters (the "Representative"), who propose to offer such shares to the public in an underwritten public offering (the "Offering"). The undersigned also understands that, in connection with the Offering, the Company has filed a Registration Statement on Form SB-2 (No. 333-65929), as amended (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") to register the shares of Common Stock to be offered under the Securities Act of 1933, as amended (the "Act"). All share amounts in the Registration Statement (including the shares shown as being offered by the undersigned) reflect a proposed three-for-four reverse stock split to be effected by the Company prior to completion of the Offering.


Custody Agreement
-----------------

     The undersigned hereby appoints Jersey Transfer and Trust Co. as Custodian. The Custodian shall have the full power to make and substitute any custodian in his place and stead. All actions hereunder may be taken by the Custodian, or his substitute or substitutes. The Company shall pay all fees and expenses of the Custodian.

                                      1.

     For the purposes hereof, the undersigned hereby delivers to the Custodian certificates (the "Certificates") in negotiable and properly deliverable form, endorsed or with stock powers attached and with signatures guaranteed by a national bank or trust company or by a member firm of the New York Stock Exchange, Inc., representing shares of Common Stock. The Certificates are to be held by the Custodian for the account of the undersigned and are to be disposed of by the Custodian in accordance with this instrument. If the undersigned is a trust, it has also delivered herewith duly certified extracts of any applicable provisions of the trust agreement authorizing it to enter into this Irrevocable Custody Agreement and authorizing a trustee or other valid representative of trust to execute the assignment(s) or stock power(s).

     The Custodian is hereby authorized and directed to hold the Certificates deposited herewith in custody and, at the time of consummation of any sale of shares to the Underwriters, the Custodian is (i) to take all necessary action to cause the transfer agent for the Company's stock (a) to cancel the Certificates delivered herewith (b) to prepare one or more new certificates for the shares to be sold to the Underwriters in such denominations and registered in such name or names as the Representative may request and to record such transfer on the books of the Company and (c) to prepare a new certificate for the balances, if any, of the shares which are to be returned to the undersigned; (ii) to deliver the shares to be sold to the Underwriters to the Representative for the accounts of the Underwriters against payment for such shares; (iii) to give receipt for such payment and to deposit the same to his account as Custodian; (iv) to draw upon such account to pay all required stock transfer taxes required to be paid in respect of shares sold as herein provided; and (v) to remit to the undersigned as soon as practicable the balance, after deducting the amounts set forth in clauses (iv)(a) and (iv)(b) above, of the amount received by the Custodian as payment for the shares sold to the Underwriters.

     The exact number of shares of Common Stock to be sold by the undersigned shall be determined as set forth in the Underwriting Agreement (the "Underwriting Agreement") to be entered into among the Company, the Representative and the Selling Stockholders, including the undersigned. In this regard, it is understood and agreed that the Selling Stockholders, including the undersigned, shall have no obligation to enter into the Underwriting Agreement or sell any shares of Common Stock thereunder unless the public offering price of the shares of Common Stock to be sold by them is at least $7.00 per share (prior to appreciable underwriting discounts and commissions) and the applicable underwriting discounts and commissions does not exceed 10% of the public offering price per share.

     At such time as the shares deposited herewith are no longer subject to sale to the Underwriters under the Underwriting Agreement, the Custodian shall promptly return to the undersigned, at the undersigned's address set forth below, upon written request to do so by the undersigned, certificates representing the number of shares of Common Stock, if any, represented by the Certificates deposited, which are in excess of the number of shares sold by the undersigned to the Underwriters.

                                      2.

     Until payment of the purchase price for the shares to be sold by the undersigned to the Underwriters has been made to the Custodian by or on behalf of the Underwriters, the undersigned shall remain the owner of such shares and shall have the right to vote such shares and all other shares of Common Stock, if any, represented by the Certificates deposited, and to receive all dividends and distributions, if any, thereon.

     It is understood that the Custodian assumes no responsibility or liability to any person other than to deal with the Certificates deposited herewith and the proceeds from the sale of the shares in accordance with the provisions of this agreement. It is further understood and agreed that, in performing any of its duties hereunder, the Custodian shall not incur any liability to anyone for any damages, losses or expenses except for willful default or negligence, and it shall accordingly not incur any such liability with respect (i) to any action taken or omitted in good faith upon advice of its counsel or counsel for the Company given with respect to any questions relating to the duties and responsibilities of the Custodian under the Custody Agreement, or (ii) to any action provided for herein, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which the Custodian shall in good faith believe to be genuine, to have assigned or presented by a person or persons and to conform with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold the Custodian harmless from any and all loss, claim, damage, liability or expense (including, without limitation, all fees and expenses of counsel) with respect to anything done by the Custodian in good faith in accordance with the foregoing instructions.

     The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction required or permitted under, or otherwise respecting this Irrevocable Custody Agreement, given to the Custodian.

     All notices to the undersigned relating to the proposed Offering shall be duly made if given in writing and mailed first-class, postage prepaid, or telecopied, telegraphed or hand-delivered to the Custodian at:

                     Jersey Transfer and Trust Co.
                     201 Bloomfield Avenue
                     P. O. Box 36
                     Verona, NJ  07044
                     Telecopier:  (973) 239-2361

     The undersigned hereby represents and warrants that (i) all authorizations, approvals and consents necessary for the execution and delivery of this Irrevocable Custody Agreement and the Underwriting Agreement and the sale and delivery of the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement have been obtained and are in full force and effect,
(ii) the undersigned has the full right, power and authority to enter into, execute and deliver this Irrevocable Custody Agreement and the Underwriting Agreement to sell

                                      3.

and to transfer and deliver the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement, and all authorizations, approvals and consents necessary to carry out the foregoing (other than effectiveness of the Registration Statement and state securities laws approvals) have been obtained by the undersigned and are in full force and effect, and each constitutes or will constitute a valid and binding agreement of the undersigned and is enforceable against the undersigned in accordance with the terms hereof and thereof, (iii) good and valid title to such shares, free and clear of all claims, equities, security interests, liens, encumbrances and community property rights, will be delivered to the Underwriters, (iv) the execution and delivery of the Underwriting Agreement and the sale and delivery of shares by the undersigned thereunder will not result in a breach or default by the undersigned under any agreement or instrument to which the undersigned is a party or by which it is bound, (v) on the Closing Date (as defined in the Underwriting Agreement), all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the shares to be sold by the undersigned to the several Underwriters under the Underwriting Agreement will have been fully paid or provided for by the undersigned and all laws imposing such taxes will have been fully complied with,
(vi) all information with respect to the undersigned provided in writing to the Company by or on behalf of the undersigned expressly for use in the Registration Statement and the Prospectus (as those terms are defined in the Underwriting Agreement) (a) complied and will comply with all applicable provisions of the Act and the rules and regulations thereunder, (b) contains and will contain all statements required to be stated therein in accordance with the Act and the rules and regulations thereunder, and (c) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (vii) other than as permitted by the Act and the rules and regulations thereunder, the undersigned has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the shares. The undersigned has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares, and (viii) none of the proceeds received by the undersigned from the sale of the shares will be paid to a member of the National Association of Securities Dealers, Inc. or any affiliate of such member.

     The attention of the undersigned is directed to the rules of the Commission which prohibit the undersigned from bidding for or purchasing any shares of the Common Stock, or attempting to induce anyone else to purchase any such shares, or taking any other action which might tend to stabilize or raise the price of the shares of Common Stock, until the distribution of Common Stock pursuant to the Registration Statement has been completed.

                                      4.

     If the Underwriting Agreement has not been executed on or prior to January 15, 1999, then the Custodian shall return to the undersigned all Certificates delivered herewith, at the undersigned's address set forth below, and this Irrevocable Custody Agreement shall immediately terminate by the undersigned giving written notice of such termination to the Attorney-in-Fact, subject, however, to all lawful action done or performed by the Custodian pursuant to this Irrevocable Custody Agreement.

     This Irrevocable Custody Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     Receipt by the Custodian of executed counterparts of this Irrevocable Custody Agreement, or any stock certificate deposited hereunder, shall constitute acceptance by the Custodian of the authorizations herein conferred and evidence the agreement of the Custodian to carry out and to perform this Irrevocable Custody Agreement in accordance with the provisions hereof.

     The validity, enforceability, interpretation and construction of this Irrevocable Custody Agreement shall be determined in accordance with the laws of the State of New Jersey and shall inure to the benefit of, and this Irrevocable Custody Agreement shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

     The undersigned hereby agrees that any and all controversies or disputes arising in connection with this Irrevocable Custody Agreement and the transactions contemplated hereby may be brought in any state or federal court located in the State of New Jersey. By its signature to this Irrevocable Custody Agreement, the undersigned irrevocably submits to the nonexclusive jurisdiction of said courts in any legal action or proceeding relating hereto and the transactions contemplated hereby.

     If any word, phrase, clause, portion or provision of this Irrevocable Custody Agreement shall be held or deemed to be, or shall in fact be, inoperative or unenforceable as applied in any particular case or circumstance in any applicable jurisdiction or jurisdictions because it conflicts with any other provision hereof, or any constitution, statute or rule of public policy, or for any other reason, such eventuality shall not render any of the aforesaid inoperative or unenforceable in any other case or circumstance, or render any one or more or combination of any words, phrases, clauses, portions or provisions herein inoperative, or unenforceable to any extent whatsoever.

     The undersigned hereby ratifies and confirms all that the Custodian shall do by virtue hereof.
                                      5.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement on this ___ day of December 1998.

* (NOTE: The Selling Stockholder's signature must be guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange.)

                              Signature:


                              __________________________________________________
                              Please sign exactly as your name appears on your stock certificate.

                              Name and address to which notices and funds shall be sent (please print or type)


                              ------------------------------
                              c/o Gerald A. Kaufman, Esq.
                              (Name)


                              33 Walt Whitman Road, Suite 233
                              -------------------------------
                              (Street)


                              Huntington Station, NY  11746
                              -------------------------------
                              (City)     (State)        (Zip)


Number of Shares of Common       Maximum Number of Firm Shares of
Stock Represented by             Common Stock to be sold to the
Certificates Deposited:          Underwriters:  __________ Shares (pre-split)/*/
________ Shares (pre-split)/*/


Accepted and agreed to as
of the date first written
above:

JERSEY TRANSFER AND TRUST CO., As Custodian


By:________________________________________

/*/ The Company intends to effect a three-for-four reverse stock split in December 1998 as reflected in the Registration Statement.

                                      6.